UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 8, 2015

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Capricor Therapeutics, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on June 8, 2015 at the Company’s principal executive offices located at 8840 Wilshire Blvd., 2nd Floor, Beverly Hills, California 90211.  At the Annual Meeting, the Company’s stockholders were asked to vote upon the following two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 18, 2015:

1.	The election of nine nominees to the Company’s Board of Directors to serve until the 2016 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Louis Manzo, Louis J. Grasmick, Earl M. (Duke) Collier, Jr., Gregory W. Schafer and Joshua Kazam; and

2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 11,849,080 shares of the 16,223,281 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Dr. Litvack, Dr. Marbán, and Messrs. Musket, Dunbar, Manzo, Grasmick, Collier, Schafer, and Kazam, as directors of the Company to serve until the 2016 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	9,125,059	187,523	2,536,498
Linda Marbán, Ph.D.	9,246,356	66,226	2,536,498
David B. Musket	9,246,356	66,226	2,536,498
George W. Dunbar, Jr.	9,246,356	66,226	2,536,498
Louis Manzo	9,246,356	66,226	2,536,498
Louis J. Grasmick	9,246,356	66,226	2,536,498
Earl M. (Duke) Collier, Jr.	9,245,533	67,049	2,536,498
Gregory W. Schafer	9,246,356	66,226	2,536,498
Joshua Kazam	9,246,356	66,226	2,536,498

2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,846,545	482	2,053	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2015	Capricor Therapeutics, Inc.

	By:	/s/ Linda Marbán, Ph.D.
	Name:	Linda Marbán, Ph.D.
	Title:	President and Chief Executive Officer